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                                                                    EXHIBIT 99.2

                      FORM OF NOTICE OF GUARANTEED DELIVERY

                           CITGO Petroleum Corporation

OFFER TO EXCHANGE ITS 11 3/8% SENIOR NOTES DUE 2011, WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, FOR ANY AND ALL OF ITS ISSUED AND OUTSTANDING 11 3/8% SENIOR NOTES DUE 2011.

            PURSUANT TO THE PROSPECTUS DATED _________________, 2003

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ___________________, 2003, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

         As set forth in the Prospectus dated ________________, 2003 (the "Prospectus") under the caption "The Exchange Offer--Guaranteed Delivery Procedures" and the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 1 thereto, this form, or one substantially equivalent hereto, must be used to accept the Exchange Offer if certificates representing the 113/8% Senior Notes due 2011 (the "Outstanding Notes"), of CITGO Petroleum Corporation, a Delaware corporation (the "Company"), are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit a Holder's certificates or other required documents to reach the Exchange Agent on or prior to the Expiration Date. Such form may be delivered by mail, hand delivery, overnight courier or facsimile transmission to the Exchange Agent and must include a guarantee by an Eligible Institution (as defined in the Letter of Transmittal) unless such form is submitted on behalf of an Eligible Institution. Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Prospectus.

                   The Exchange Agent is The Bank of New York

                              The Bank of New York
                           Corporate Trust Operations
                               Reorganization Unit
                        101 Barclay Street - Floor 7East
                            New York, New York 10286
                            Attention: Enrique Lopez

                            Facsimile: (212) 298-1915
                      Confirm by Telephone: (212) 815-2742

                  Delivery of this instrument to an address other than as set forth above, or transmission of instructions other than as set forth above, will not constitute a valid delivery.

This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.


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Ladies & Gentlemen:

         Upon the terms and subject to the conditions set forth in the Prospectus and the accompanying Letter of Transmittal, receipt of which is hereby acknowledged, the undersigned hereby tenders to the Company $ ________ principal amount of Outstanding Notes, pursuant to the guaranteed delivery procedures set forth in the Prospectus and accompanying Letter of Transmittal.

Certificate                                 Principal Amount
Number(s)                                   Tendered

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If Outstanding Notes will be tendered by book-entry transfer to The Depositary
Trust Company (the "DTC"), provide account number (as applicable).

                  Account No.
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The undersigned authorizes the Exchange Agent to deliver this Notice of
Guaranteed Delivery to the Company and The Bank of New York, as Trustee with respect to the Outstanding Notes tendered pursuant to the Exchange Offer.

All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

                                    SIGN HERE


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          Signature(s) of Registered Holder(s) or Authorized Signatory


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                         Name(s) of Registered Holder(s)
                             (Please Type or Print)


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                                     Address

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                                    Zip Code

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                         Area code and Telephone Number

Dated:                                                           , 2003
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                                    GUARANTEE
                    (Not to be Used for Signature Guarantees)

         The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, hereby
(a) represents that the above-named person(s) has a net long position in the Outstanding Notes tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) represents that such tender of Outstanding Notes complies with Rule 14e-4 and (c) guarantees delivery to the Exchange Agent of certificates representing the Outstanding Notes tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at DTC, with a properly completed and duly executed Agent's Message (as defined in the Letter of Transmittal) or Letter of Transmittal, as the case may be, with any required signature guarantees and any other documents required by the Letter of Transmittal, within three Business Days after the Expiration Date.

    ------------------------------         ------------------------------
    Name of Firm                              Title
    ------------------------------         ------------------------------
    Authorized Signature                      Name (Please Type or Print)
    ------------------------------
    Address                                   Dated:               , 2003
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    Area Code and Telephone Number


NOTE: DO NOT SEND CERTIFICATES REPRESENTING OUTSTANDING NOTES WITH THIS FORM. CERTIFICATES FOR OUTSTANDING NOTES MUST BE SENT WITH YOUR LETTER OF TRANSMITTAL.




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